May 24, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@db.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2001
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)	                File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                               63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.

Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2 and 3 of this current report on Form 8-K.

Item 7.(c).	Exhibits.

Exhibit
Number      Document Description

EX-1        Distribution Financial Services RV Trust 1999-1
            May 15, 2001 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            May 15, 2001 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            May 15, 2001 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          May 24, 2001

By:            /s/ Richard C. Goldman
Name:          Richard C. Goldman
Title:         Vice President



Exhibit 1
Distribution Financial Services RV Trust 1999-1
May 15, 2001 Payment Date Statement to Noteholders
Per Section 5.08 of the Transfer and Servicing Agreement

Beginning Pool Balance  $  612,169,397.25
Beginning Pool Factor          0.59848697

Distribution Allocable to Principal on Notes

                  Class            Prior Prin.Pymt. $1000 orig.prin.bal.  Current Prin.Pymt.  $1000 orig.prin.bal.
                   A-1                  $0.00          0.0000000                    $0.00         0.0000000
                   A-2                  $0.00          0.0000000                     -            0.0000000
                   A-3                  $0.00          0.0000000           $13,543,586.70         0.0684026
                   A-4                  $0.00          0.0000000                    $0.00         0.0000000
                   A-5                  $0.00          0.0000000                    $0.00         0.0000000
                   A-6                  $0.00          0.0000000                    $0.00         0.0000000
                     B                  $0.00          0.0000000                    $0.00         0.0000000
                     C                  $0.00          0.0000000                    $0.00         0.0000000

Distribution Allocable to Interest on Notes

     Class        Rate           Prior Int.Pymt.  $1000 orig.prin.bal.    Current Int.Pymt.  $1000 orig.prin.bal.
      A-1         4.97%                 $0.00          0.0000000                    $0.00         0.0000000
      A-2         5.38%                 $0.00          0.0000000                    $0.00         0.0000000
      A-3         5.70%                 $0.00          0.0000000              $685,509.09         3.4622021
      A-4         5.84%                 $0.00          0.0000000              $937,524.40         4.8666667
      A-5         5.97%                 $0.00          0.0000000              $794,616.95         4.9750000
      A-6         6.02%                 $0.00          0.0000000              $322,902.77         5.0166667
        B         6.36%                 $0.00          0.0000000              $132,500.00         5.3000000
       C          7.23%                 $0.00          0.0000000              $120,500.00         6.0250000

Note Balance After Giving Effect to Principal Distribution

                  Class   Beginning Balance      Beginning Note Factor    Ending Balance     End Note Factor
                   A-1               0.00              0.0000000                   $0.00          0.0000000
                   A-2  $             -                0.0000000     $               -            0.0000000
                   A-3  $  144,317,703.28              0.7288847     $    130,774,116.58          0.6604820
                   A-4  $  192,642,000.00              1.0000000     $    192,642,000.00          1.0000000
                   A-5  $  159,722,000.00              1.0000000     $    159,722,000.00          1.0000000
                   A-6  $   64,366,000.00              1.0000000     $     64,366,000.00          1.0000000
                     B  $   25,000,000.00              1.0000000     $     25,000,000.00          1.0000000
                     C  $   20,000,000.00              1.0000000     $     20,000,000.00          1.0000000
Servicing Fee                                                                                                      $255,070.58
Servicing Fee Per $1,000 of Orig.Note                                                                                0.2550706

Realized Losses                                                                                                    $771,195.05

Reserve Account Balance                                                                                       $ 11,969,780.13

Payments Received with Respect to Receivables During Most Recently Ended Collection Period                    $ 17,241,104.88
          Interest Payments Received                                                                             $4,400,972.83
          Scheduled Principal Payments Received                                                                  $3,821,630.81
          Principal Prepayments Received                                                                         $9,018,501.24

Distribution to Residual Interestholders                                                                                 $0.00

Noteholders' Interest Carryover Shortfall                                                                                $0.00
Noteholders' Interest Carryover Shortfall Per $1,000 Note                                                            0.0000000

Aggregate Purchase Amounts for Receivables that were purchased in related Collection Period                              $0.00

Ending Pool Balance                                                                                           $598,489,006.65
Ending Pool Factor                                                                                                  0.59848697


Exhibit 2
Distribution Financial Services MarineTrust 1999-2
May 15, 2001 Payment Date Statement to Noteholders
Per Section 5.08 of the Transfer and Servicing Agreement

Beginning Pool Balance                   357,692,102.03
Beginning Pool Factor                        0.65034928

Distribution Allocable to Principal on Notes

Class              Prior Prin.Pymt     $1000 orig.prin.bal.       Current Prin.Pymt.     $1000 orig.prin.bal.
  A-1                    $0.00                0.0000000             $8,082,433.77              38.2875905
  A-2                    $0.00                0.0000000                     $0.00               0.0000000
  A-3                    $0.00                0.0000000                     $0.00               0.0000000
  A-4                    $0.00                0.0000000                     $0.00               0.0000000
  A-5                    $0.00                0.0000000                     $0.00               0.0000000
  A-6                    $0.00                0.0000000                     $0.00               0.0000000
    B                    $0.00                0.0000000                     $0.00               0.0000000
    C                    $0.00                0.0000000                     $0.00               0.0000000

Distribution Allocable to Interest on Notes

Class               Rate               Prior Int.Pymt.       $1000 orig.prin.bal.    Current Int.Pymt.    $1000 orig.prin.bal.
  A-1               5.50%                    $0.00                 0.0000000              $59,042.52                0.2796925
  A-2               5.98%                    $0.00                 0.0000000             $276,908.88                4.9833333
  A-3               6.20%                    $0.00                 0.0000000             $558,666.50                5.1666667
  A-4               6.48%                    $0.00                 0.0000000             $357,517.80                5.4000000
  A-5             6.6656%                    $0.00                 0.0000000             $299,946.45                5.5546668
    B               6.93%                    $0.00                 0.0000000             $190,575.00                5.7750000
    C               7.61%                    $0.00                 0.0000000             $139,516.67                6.3416668


Note Balance After Giving Effect to Principal Distribution

     Class                 Beginning Balance          Note Factor               Ending Balance        Ending Note Factor
      A-1                     12,882,003.47            0.0610238                 $4,799,569.70           0.0227362
      A-2                     55,567,000.00            1.0000000                $55,567,000.00           1.0000000
      A-3                    108,129,000.00            1.0000000                108,129,000.00           1.0000000
      A-4                     66,207,000.00            1.0000000                 66,207,000.00           1.0000000
      A-5                     53,999,000.00            1.0000000                 53,999,000.00           1.0000000
      B                       33,000,000.00            1.0000000                 33,000,000.00           1.0000000
      C                       22,000,000.00            1.0000000                 22,000,000.00           1.0000000

Servicing Fee                                                                                            $149,038.38
Servicing Fee Per $1,000 of Orig.Note                                                                    0.2709789

Realized Losses                                                                                          $62,920.02

Reserve Account Balance                                                                                  $21,836,735.93

Payments Rec. with Respect to Receivables During Most Recently Ended Collection Period                   $10,077,784.98
Interest Payments Received                                                                               $2,339,622.46
Scheduled Principal Payments Received                                                                    $1,674,539.98
Principal Prepayments Received                                                                           $6,063,622.54

Distribution to Residual Interestholders                                                                 $0.00

Noteholders' Interest Carryover Shortfall                                                                $0.00
Noteholders' Interest Carryover Shortfall Per $1,000 Note                                                0.0000000

Aggregate Purchase Amounts for Rec. that were purchased in related Collection Period                     $0.00

Ending Pool Balance                                                                                      $349,897,832.02
Ending Pool Factor                                                                                       0.63617775


Exhibit 3
Distribution Financial Services RV Trust 1999-3
May 15, 2001 Payment Date Statement to Noteholders
Per Section 5.08 of the Transfer and Servicing Agreement

Beginning Pool Balance             263,266,003.73
Beginning Pool Factor                  0.70292180

Distribution Allocable to Principal on Notes

                    Class             Prior Prin.Pymt.      $1000 orig.prin.bal.     Current Prin.Pymt.  $1000 orig.prin.bal.
                     A-1                    $0.00                 0.0000000                   $0.00               0.0000000
                     A-2                    $0.00                 0.0000000           $5,321,307.30              53.0359330
                     A-3                    $0.00                 0.0000000                   $0.00               0.0000000
                     A-4                    $0.00                 0.0000000                   $0.00               0.0000000
                     A-5                    $0.00                 0.0000000                   $0.00               0.0000000
                     A-6                    $0.00                 0.0000000                   $0.00               0.0000000
                       B                    $0.00                 0.0000000                   $0.00               0.0000000
                       C                    $0.00                 0.0000000                   $0.00               0.0000000

Distribution Allocable to Interest on Notes

     Class          Rate            Prior Prin. Pymt.      $1000 orig.prin.bal.    Current Prin.Pymt.    $1000 orig.prin.bal.
      A-1           5.32%                   $0.00                 0.0000000                   $0.00               0.0000000
      A-2           5.97%                   $0.00                 0.0000000              $80,939.98               0.8067054
      A-3           6.43%                   $0.00                 0.0000000             $259,718.42               5.3583334
      A-4           6.65%                   $0.00                 0.0000000             $479,952.67               5.5416667
      A-5           6.76%                   $0.00                 0.0000000             $211,728.83               5.6333332
      A-6           6.88%                   $0.00                 0.0000000             $314,456.13               5.7333333
        B           7.17%                   $0.00                 0.0000000              $55,943.93               5.9750005
        C           7.92%                   $0.00                 0.0000000              $49,440.60               6.6000000

Note Balance After Giving Effect to Principal Distribution
                   Class        Beginning Balance          Beginning Note Factor     Ending Balance       Ending Note Factor
                     A-1                    0.00                  0.0000000                   $0.00               0.0000000
                     A-2           16,269,343.69                  0.1621518          $10,948,036.39               0.1091159
                     A-3           48,470,000.00                  1.0000000          $48,470,000.00               1.0000000
                     A-4           86,608,000.00                  1.0000000          $86,608,000.00               1.0000000
                     A-5           37,585,000.00                  1.0000000          $37,585,000.00               1.0000000
                     A-6           54,847,000.00                  1.0000000          $54,847,000.00               1.0000000
                       B            9,363,000.00                  1.0000000           $9,363,000.00               1.0000000
                       C            7,491,000.00                  1.0000000           $7,491,000.00               1.0000000
Servicing Fee                                                                                                      $109,964.17
Servicing Fee Per $1,000 of Orig.Note                                                                                0.2936050

Realized Losses                                                                                                     $87,801.93

Reserve Account Balance                                                                                          $5,157,818.92

Payments Received with Respect to Receivables During Most Recently Ended Collection Period                       $7,163,526.22
Interest Payments Received                                                                                       $1,876,270.27
Scheduled Principal Payments Received                                                                            $1,339,718.42
Principal Prepayments Received                                                                                   $3,947,537.53

Distribution to Residual Interestholders                                                                                 $0.00

Noteholders' Interest Carryover Shortfall                                                                                $0.00
Noteholders' Interest Carryover Shortfall Per $1,000 Note                                                            0.0000000

Aggregate Purchase Amounts for Receivables that were purchased in related Collection Period                              $0.00

Ending Pool Balance                                                                                            $257,890,945.85
Ending Pool Factor                                                                                                  0.68857032